Jan. 28, 2019
BLACKROCK BALANCED CAPITAL FUND, INC.
(the "Fund")

              Supplement dated May 16, 2019 to the Summary Prospectus and the Prospectus for Investor, Institutional and Class R Shares of the Fund and the Statement of Additional Information ("SAI") of the Fund, each dated January 28, 2019, as supplemented to date

Effective June 18, 2019, with respect to Investor A Shares of the Fund, BlackRock has lowered the threshold at which such shares may be purchased at net asset value. Shareholders who purchased Investor A Shares of the Fund prior to the implementation of these changes shall be subject to the terms of the threshold in effect at the time of purchase. Accordingly, effective June 18, 2019, the following changes are made to the Fund's Summary Prospectus and Prospectus, as applicable:

Footnote 1 to the Fund's fee and expense table relating to the "Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)" for Investor A Shares in the section of the Summary Prospectus entitled "Key Facts About BlackRock Balanced Capital Fund, Inc. —Fees and Expenses of the Fund" and the section of the Prospectus entitled "Fund Overview—Key Facts About BlackRock Balanced Capital Fund, Inc. —Fees and Expenses of the Fund" is deleted in its entirety and replaced with the following:

1 A contingent deferred sales charge ("CDSC") of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $250,000 or more.